UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
April 20, 2009
Date of Report (Date of earliest event reported)

LENNAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11749	95-4337490
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
700 Northwest 107th Avenue, Miami, Florida 33172
(Address of principal executive offices) (Zip Code)
(305) 559-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-5.1: OPINION OF CLIFFORD CHANCE US LLP
EX-99.1: DISTRIBUTION AGREEMENT
EX-99.2: DISTRIBUTION AGREEMENT
EX-99.3: DISTRIBUTION AGREEMENT
EX-99.4: DISTRIBUTION AGREEMENT

Item 8.01. Other Events.
     On April 20, 2009, Lennar Corporation (the “Company”) entered into Distribution Agreements (collectively, the “Distribution Agreements”) with each of J.P. Morgan Securities Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc. (each, an “Agent” and collectively, the “Agents”) under which the Company may sell from time to time through the Agents shares of its Class A common stock (the “Shares”) for an aggregate of up to $275,000,000 by means of ordinary brokers’ transactions at market prices or as otherwise agreed to between the Company and the Agents. The Company may also sell Shares to each Agent, as principal, for its own account, on terms agreed to between them.
     The Company is not obligated to sell and the Agents are not obligated to buy or sell any Shares under the Distribution Agreements. No assurance can be given that the Company will sell any Shares under the Distribution Agreements, or, if it does, as to the price or amount of Shares that it sells, or the dates when such sales will take place.
     The Distribution Agreements are filed as Exhibits 99.1, 99.2, 99.3 and 99.4 to this Current Report on Form 8-K, and the above description of certain terms of the Distribution Agreements is qualified in its entirety by reference to such exhibits. For a description of the Distribution Agreements, see the disclosure under the caption “Plan of Distribution” contained in the Company’s Prospectus Supplement dated April 20, 2009, which has been filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended. The Distribution Agreements are incorporated by reference herein.
     The Shares will be offered pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-151924) (the “Registration Statement”) which became effective on June 25, 2008.
     A copy of the opinion of Clifford Chance US LLP, relating to the legality of the Shares, is filed as Exhibit 5.1 hereto and is incorporated by reference into the Registration Statement.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
The following exhibits are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description of Document
5.1	Opinion of Clifford Chance US LLP

23.1	Consent of Clifford Chance US LLP (contained in Exhibit 5.1)

99.1	Distribution Agreement dated April 20, 2009 between Lennar Corporation and J.P. Morgan Securities, Inc.

99.2	Distribution Agreement dated April 20, 2009 between Lennar Corporation and Citigroup Capital Markets Inc.

99.3	Distribution Agreement dated April 20, 2009 between Lennar Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Exhibit No.	Description of Document
99.4	Distribution Agreement dated April 20, 2009 between Lennar Corporation and Deutsche Bank Securities Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2009	Lennar Corporation

	By: Name: Title:	/s/ Bruce E. Gross Bruce E. Gross Vice President and Chief Financial Officer